UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2009

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2333 Waukegan Road, Suite 100, Bannockburn, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 9, 2009, the Board of Directors of APAC Customer Services, Inc. (the "Company") appointed Christopher H. Crowley, Senior Vice President, Sales of the Company.

Mr. Crowley joins APAC from Cybernet Software Systems where he served as Senior Vice President of Sales focusing on IT Solutions for technology companies. Prior to that, he worked in the BPO industry in the role of Senior Vice President of Sales for Teletech, and earlier, Senior Vice President of Sales with Sutherland Global Services. Mr. Crowley also has several years of operations and service delivery experience having worked as Director of Operations for North American Service Delivery when he first started with Sutherland in 1997. Mr. Crowley began his career as a Business Development Manager responsible for field sales at MCI Communications. Mr. Crowley earned his Bachelor’s Degree in American Studies from St. John Fisher College in Rochester, New York.

The Company and Mr. Crowley entered into an Employment Agreement, dated February 12, 2009 (the "Employment Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference in its entirety. The Employment Agreement provides that Mr. Crowley will be paid an annual base salary of $230,000 and will be eligible to participate in and earn an annual bonus pursuant to the Company’s Sales Incentive Plan (the "Incentive Plan") as may be in effect from time to time, in accordance with the Company's compensation practices, subject to satisfaction of performance criteria established under the terms of the Incentive Plan. Mr. Crowley also will be paid a sign-on bonus in the net amount of $25,000 on the first regularly scheduled pay date following the 30th day of employment. In the event that Mr. Crowley voluntarily resigns his employment within one year of the date employment begins, he has agreed to repay the sign on bonus in its entirety. The Company has agreed to reimburse Mr. Crowley up to $10,000 if costs are incurred related to a Non-Disclosure Agreement with a prior employer. In addition, the Company has agreed to grant Mr. Crowley an option to purchase 200,000 common shares of the Company with an exercise price equal to the fair market value on the grant date.

The Employment Agreement also provides for Mr. Crowley to receive severance payments equal to one-half of base salary for twelve months in the event he is terminated without cause by the Company(as defined in the Employment Agreement). Additionally, pursuant to an Employment Security Agreement to be entered into by Mr. Crowley and the Company, which is incorporated herein in its entirety as attached to the Company's quarterly report on Form 10-Q for the period ended July 1, 2007, Mr. Crowley would be entitled to severance payments equal to eighteen months of base salary and one and one-half times his annual target bonus if he is terminated without cause or resigns for good reason (as defined in the Employment Security Agreement) within twelve months after a change of control of the Company (as defined in the Employment Security Agreement). The terms of Mr. Crowley’s Employment Security Agreement are identical to the terms of similar agreements in effect with other executive officers of the Company.

Finally, Mr. Crowley has agreed that, during his employment with the Company and for a period of twelve months after his termination of employment, he will not consult with or be employed by any company offering outsourced business services, work for or solicit the Company’s clients, or induce or attempt to induce any of the Company’s employees to terminate employment with the Company.

Item 8.01 Other Events.

On March 9, 2009, APAC Customer Services, Inc. (the "Company") issued a press release announcing that the Special Committee of APAC’s Board of Directors and Tresar Holdings LLC had jointly agreed not to further pursue Tresar Holdings’ proposal to acquire the remaining outstanding shares of APAC’s common stock not currently held by Theodore G. Schwartz, APAC Customer Services’ founder and chairman, and certain related holders. The press release also announced that Tresar Holdings had withdrawn its proposal. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 12, 2009, the Company announced that, effective March 9, 2009, Christopher H. Crowley had joined the Company as Senior Vice President, Sales. A copy of the Company's press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Employment Agreement between the Company and Christopher H. Crowley dated February 12, 2009.

99.1 Press Release of the Company, dated March 9, 2009, regarding withdrawal of Tresar Holdings' proposal.

99.2 Press Release of the Company, dated March 12, 2009, regarding the appointment of Christopher H. Crowley as Senior Vice President, Sales.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. The company's Annual Report on Form 10-K for the year ended December 30, 2007 and its subsequent Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 discuss some of these factors. These filings are available on a website maintained by the SEC at: http://www.sec.gov. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The information included in Exhibits 99.1 and 99.2 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

March 12, 2009	By:	/s/ Robert B. Nachwalter

Name: Robert B. Nachwalter
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement with Christopher H. Crowley dated February 12, 2009
99.1	Press Release, dated March 9, 2009
99.2	Press Release, dated March 12, 2009